News Release

July 25, 2011	Exhibit 99.1

Park National Corporation Reports Second Quarter 2011
Financial Results and Continues $0.94 Quarterly Dividend

NEWARK, Ohio – Park National Corporation (Park) (NYSE Amex: PRK) today reported financial results for the three and six months ended June 30, 2011 (second quarter and first half, respectively). Also, Park's board of directors declared a $0.94 per common share quarterly cash dividend, payable on September 9, 2011 to common shareholders of record as of August 24, 2011.

Net income for the second quarter of 2011 was $20.3 million, compared to $21.2 million in net income for the same period in 2010. Net income per diluted common share was $1.22, a 6.2 percent decline from Park’s net income per diluted common share of $1.30 for the second quarter of 2010.

Net income for the first half of 2011 was $41.7 million, compared to $41.9 million in net income for the same period in 2010. Net income per diluted common share was $2.52 for the first half of 2011, a 3.1 percent decline from the net income per diluted common share of $2.60 reported in the first half of 2010.

Park’s net income for the first halves of 2011 and 2010 included pre-tax gains of $22.0 million and $11.8 million, respectively, from the sale of investment securities. Excluding these gains, net income for the first half of 2011 was $27.4 million or $1.59 per diluted common share, compared to net income of $34.3 million or $2.09 per diluted common share in 2010.

Ohio-Based Operations

Park's Ohio-based operations reported net income of $62.2 million for the first half of 2011, compared to net income of $56.2 million for the same period in 2010. Park’s Ohio-based operations had total assets of $6.6 billion at June 30, 2011, compared to $6.2 billion at June 30, 2010. This performance resulted in return on assets of 1.91 percent and 1.82 percent for Park’s Ohio-based operations in the first half of 2011 and 2010, respectively.

“We are proud that our successful performance continues to generate above-average results in our industry,” said Park Chairman C. Daniel DeLawder. “Net income for the first six months in Ohio exceeded the same period a year ago. Results for the full-year 2010 set a new record for us in Ohio, so we are especially happy about the first half of 2011. We are grateful for the dedication and high-quality work of our associates, as well as for the loyal relationships we have with local families, businesses, and organizations.”

Credit Quality

Total nonperforming loans (including loans past due 90 days and still accruing) were $241.9 million at June 30, 2011, a 17.4 percent decline from the $292.9 million in nonperforming loans at December 31, 2010. Park's loan loss provision for the six months ended June 30, 2011 was $37.4 million, compared to $29.8 million for the same period in 2010. Of the $37.4 million loan loss provision recorded in the first half of 2011, $26.4 million was recorded at Vision Bank, with the remaining $11.0 million recorded within Park's Ohio-based operations.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

News Release

Headquartered in Newark, Ohio, Park National Corporation has $7.3 billion in total assets (as of June 30, 2011). Park consists of 13 community bank divisions and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park's other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company).

Media contacts: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com or John Kozak, 740.349.3792

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park’s ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; the effects of the Gulf of Mexico oil spill; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in “Item 1A. Risk Factors” of Part II of Park’s Quarterly Report on Form 10-Q for the period ended March 31, 2011. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended June 30, 2011, March 31, 2011, and June 30, 2010

	2011	2011	2010	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '11	2Q '10
INCOME STATEMENT:
Net interest income	$70,022	$69,313	$68,721	1.0%	1.9%
Provision for loan losses	23,900	13,500	13,250	77.0%	80.4%
Other income	13,236	13,171	16,647	0.5%	-20.5%
Gain on sale of securities	15,362	6,635	3,515	N.M.	N.M.
Total other expense	47,007	46,346	47,001	1.4%	0.0%
Income before income taxes	$27,713	$29,273	$28,632	-5.3%	-3.2%
Income taxes	7,396	7,895	7,466	-6.3%	-0.9%

Net income	$20,317	$21,378	$21,166	-5.0%	-4.0%

Preferred stock dividends and accretion	1,464	1,464	1,451	0.0%	0.9%

Net income available to common shareholders	$18,853	$19,914	$19,715	-5.3%	-4.4%

MARKET DATA:
Earnings per common share - basic (b)	$1.22	$1.29	$1.30	-5.4%	-6.2%
Earnings per common share - diluted (b)	1.22	1.29	1.30	-5.4%	-6.2%
Cash dividends per common share	0.94	0.94	0.94	0.0%	0.0%
Common book value per common share at period end (h)	42.21	42.06	42.94	0.4%	-1.7%
Stock price per common share at period end	65.86	66.82	65.04	-1.4%	1.3%
Market capitalization at period end	1,014,172	1,028,956	989,054	-1.4%	2.5%

Weighted average common shares - basic (a)	15,398,919	15,398,930	15,114,846	0.0%	1.9%
Weighted average common shares - diluted (a)	15,399,593	15,403,420	15,114,846	0.0%	1.9%
Common shares outstanding at period end	15,398,913	15,398,923	15,206,854	0.0%	1.3%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	1.04%	1.11%	1.13%	-6.3%	-8.0%
Annualized return on average common equity (a)(b)	11.51%	12.42%	12.27%	-7.3%	-6.2%
Yield on loans	5.61%	5.63%	5.84%	-0.4%	-3.9%
Yield on investments	3.83%	3.95%	4.44%	-3.0%	-13.7%
Yield on earning assets	5.08%	5.14%	5.44%	-1.2%	-6.6%
Cost of interest bearing deposits	0.67%	0.74%	1.04%	-9.5%	-35.6%
Cost of borrowings	2.65%	2.50%	2.94%	6.0%	-9.9%
Cost of paying liabilities	1.09%	1.14%	1.40%	-4.4%	-22.1%
Net interest margin (annualized) (g)	4.19%	4.21%	4.29%	-0.5%	-2.3%
Efficiency ratio (g)	56.13%	55.84%	54.75%	0.5%	2.5%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.05%	1.12%	1.14%	-6.2%	-7.9%
Annualized return on average tangible common equity (a)(b)(c)	13.04%	14.11%	14.03%	-7.6%	-7.1%
Tangible common equity per common share (d)	$37.21	$37.02	$37.68	0.5%	-1.2%

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended June 30, 2011, March 31, 2011, and June 30, 2010

				Percent change vs.
BALANCE SHEET:	June 30, 2011	March 31, 2011	June 30, 2010	1Q '11	2Q '10
Investment securities	$1,960,866	$2,045,656	$1,845,594	-4.1%	6.2%
Loans	4,710,513	4,750,975	4,655,997	-0.9%	1.2%
Allowance for loan losses	110,187	126,859	120,676	-13.1%	-8.7%
Goodwill and other intangibles	77,039	77,708	80,021	-0.9%	-3.7%
Other real estate owned	47,997	47,133	46,456	1.8%	3.3%
Total assets	7,328,686	7,338,403	7,093,098	-0.1%	3.3%
Total deposits	5,257,517	5,314,678	5,168,814	-1.1%	1.7%
Borrowings	1,130,564	1,178,678	1,008,748	-4.1%	12.1%
Stockholders' equity	747,760	745,238	749,939	0.3%	-0.3%
Common equity (h)	650,042	647,734	653,053	0.4%	-0.5%
Tangible common equity (d)	573,003	570,026	573,032	0.5%	0.0%
Nonperforming loans	238,723	279,079	237,854	-14.5%	0.4%
Nonperforming assets	286,720	326,212	284,310	-12.1%	0.8%
Past due 90 day loans and still accruing	3,142	2,228	17,283	41.0%	-81.8%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	64.28%	64.74%	65.64%	-0.7%	-2.1%
Nonperforming loans as a % of period end loans	5.07%	5.87%	5.11%	-13.6%	-0.8%
Past due 90 day loans as a % of period end loans	0.07%	0.05%	0.37%	40.0%	-81.1%
Nonperforming assets / Period end loans + OREO	6.03%	6.80%	6.05%	-11.3%	-0.3%
Allowance for loan losses as a % of period end loans	2.34%	2.67%	2.59%	-12.4%	-9.7%
Net loan charge-offs	$40,572	$8,038	$12,248	N.M.	N.M.
Annualized net loan charge-offs as a % of average loans (a)	3.43%	0.69%	1.07%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end assets	10.20%	10.16%	10.57%	0.4%	-3.5%
Common equity / Period end assets	8.87%	8.83%	9.21%	0.5%	-3.7%
Tangible common equity (d) / Tangible assets (f)	7.90%	7.85%	8.17%	0.6%	-3.3%
Average equity / Average assets (a)	10.34%	10.28%	10.56%	0.6%	-2.1%
Average equity / Average loans (a)	15.91%	15.77%	16.09%	0.9%	-1.1%
Average loans / Average deposits (a)	89.67%	91.19%	88.85%	-1.7%	0.9%

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2011 and 2010

	Six months ended	Six months ended
(in thousands, except share and per share data)	June 30, 2011	June 30, 2010	Percent change
INCOME STATEMENT:
Net interest income	$139,335	$136,101	2.4%
Provision for loan losses	37,400	29,800	25.5%
Other income	26,407	33,357	-20.8%
Gain on sale of securities	21,997	11,819	86.1%
Total other expense	93,353	94,891	-1.6%
Income before income taxes	$56,986	$56,586	0.7%
Income taxes	15,291	14,641	4.4%

Net income	$41,695	$41,945	-0.6%

Preferred stock dividends and accretion	2,928	2,903	0.9%

Net income available to common shareholders	$38,767	$39,042	-0.7%

MARKET DATA:
Earnings per common share - basic (b)	$2.52	$2.60	-3.1%
Earnings per common share - diluted (b)	2.52	2.60	-3.1%
Cash dividends per common share	1.88	1.88	0.0%

Weighted average common shares - basic (a)	15,398,925	14,998,810	2.7%
Weighted average common shares - diluted (a)	15,401,506	14,998,810	2.7%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	1.07%	1.12%	-4.5%
Annualized return on average common equity (a)(b)	11.96%	12.35%	-3.2%
Yield on loans	5.62%	5.86%	-4.1%
Yield on investments	3.89%	4.44%	-12.4%
Yield on earning assets	5.11%	5.44%	-6.1%
Cost of interest bearing deposits	0.70%	1.10%	-36.4%
Cost of borrowings	2.57%	2.92%	-12.0%
Cost of paying liabilities	1.11%	1.44%	-22.9%
Net interest margin (annualized) (g)	4.20%	4.25%	-1.2%
Efficiency ratio (g)	55.98%	55.68%	0.5%

ASSET QUALITY RATIOS:
Net loan charge-offs	$48,610	$25,841	88.1%
Annualized net loan charge-offs as a % of average loans (a)	2.07%	1.13%	83.2%

CAPITAL & LIQUIDITY:
Average equity / Average assets (a)	10.31%	10.41%	-1.0%
Average equity / Average loans (a)	15.84%	15.92%	-0.5%
Average loans / Average deposits (a)	90.42%	88.52%	2.1%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.08%	1.13%	-4.4%
Annualized return on average tangible common equity (a)(b)(c)	13.57%	14.15%	-4.1%

PARK NATIONAL CORPORATION
Financial Highlights (continued)

N.M.- Not Meaningful

(a)	Averages are for the quarters ended June 30, 2011, March 31, 2011, and June 30, 2010, and the six-month periods ended June 30, 2011 and June 30, 2010, as applicable.

(b)	Reported measure uses net income available to common shareholders.

(c)
Annualized return on average tangible common equity equals net income available to common shareholders for each period divided by average tangible common equity during the period.  Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:

	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
AVERAGE STOCKHOLDERS' EQUITY	$754,788	$747,896	$741,006	$751,361	$734,160
Less: Average preferred stock	97,595	97,380	96,770	97,488	96,670
Average goodwill and other intangibles	77,404	78,067	80,469	77,734	80,920
AVERAGE TANGIBLE COMMON EQUITY	$579,789	$572,449	$563,767	$576,139	$556,570

(d)	Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:

	June 30, 2011	March 31, 2011	June 30, 2010
STOCKHOLDERS' EQUITY	$747,760	$745,238	$749,939
Less: Preferred stock	97,718	97,504	96,886
Goodwill and other intangibles	77,039	77,708	80,021
TANGIBLE COMMON EQUITY	$573,003	$570,026	$573,032

(e)
Annualized return on average tangible assets equals net income available to common shareholders for each period divided by average tangible assets during the period.  Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:

	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
AVERAGE ASSETS	$7,300,149	$7,274,527	$7,018,710	$7,287,409	$7,052,335
Less: Average goodwill and other intangibles	77,404	78,067	80,469	77,734	80,920
AVERAGE TANGIBLE ASSETS	$7,222,745	$7,196,460	$6,938,241	$7,209,675	$6,971,415

(f)	Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:

	June 30, 2011	March 31, 2011	June 30, 2010
TOTAL ASSETS	$7,328,686	$7,338,403	$7,093,098
Less: Goodwill and other intangibles	77,039	77,708	80,021
TANGIBLE ASSETS	$7,251,647	$7,260,695	$7,013,077

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(g)
Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF INTEREST INCOME TO FULLY TAXABLE EQUIVALENT NET INTEREST INCOME

	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Interest income	$84,922	$84,662	$87,242	$169,584	$174,444
Fully taxable equivalent adjustment	490	518	473	1,008	954
Fully taxable equivalent interest income	$85,412	$85,180	$87,715	$170,592	$175,398
Interest expense	14,900	15,349	18,521	30,249	38,343
Fully taxable equivalent net interest income	$70,512	$69,831	$69,194	$140,343	$137,055

(h)
Common book value per common share at period end equals common equity divided by common shares outstanding at period end. Common equity equals stockholders' equity less preferred stock, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO COMMON EQUITY

	June 30, 2011	March 31, 2011	June 30, 2010
STOCKHOLDERS' EQUITY	$747,760	$745,238	$749,939
Less: Preferred stock	97,718	97,504	96,886
COMMON EQUITY	$650,042	$647,734	$653,053

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2011	2010	2011	2010

Interest income:
Interest and fees on loans	$65,862	$66,723	$131,316	$133,164
Interest on:
Obligations of U.S. Government, its agencies
and other securities	18,960	20,263	38,013	40,738
Obligations of states and political subdivisions	92	204	241	421
Other interest income	8	52	14	121
Total interest income	84,922	87,242	169,584	174,444

Interest expense:
Interest on deposits:
Demand and savings deposits	951	1,582	1,942	3,357
Time deposits	6,200	9,518	12,934	20,168
Interest on borrowings	7,749	7,421	15,373	14,818
Total interest expense	14,900	18,521	30,249	38,343

Net interest income	70,022	68,721	139,335	136,101

Provision for loan losses	23,900	13,250	37,400	29,800

Net interest income after provision for loan losses	46,122	55,471	101,935	106,301

Other income	13,236	16,647	26,407	33,357

Gain on sale of securities	15,362	3,515	21,997	11,819

Other expense:
Salaries and employee benefits	25,253	24,013	50,317	49,184
Occupancy expense	2,764	2,793	5,764	5,910
Furniture and equipment expense	2,785	2,564	5,442	5,196
Other expense	16,205	17,631	31,830	34,601
Total other expense	47,007	47,001	93,353	94,891

Income before income taxes	27,713	28,632	56,986	56,586

Income taxes	7,396	7,466	15,291	14,641

Net income	$20,317	$21,166	$41,695	$41,945

Preferred stock dividends and accretion	1,464	1,451	2,928	2,903

Net income available to common shareholders	$18,853	$19,715	$38,767	$39,042

Per Common Share:
Net income - basic	$1.22	$1.30	$2.52	$2.60
Net income - diluted	$1.22	$1.30	$2.52	$2.60

Weighted average shares - basic	15,398,919	15,114,846	15,398,925	14,998,810
Weighted average shares - diluted	15,399,593	15,114,846	15,401,506	14,998,810

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2011	December 31, 2010	June 30, 2010

Assets

Cash and due from banks	$131,604	$109,058	$126,222
Money market instruments	85,512	24,722	75,323
Investment securities	1,960,866	2,039,791	1,845,594
Loans	4,710,513	4,732,685	4,655,997
Allowance for loan losses	110,187	121,397	120,676
Loans, net	4,600,326	4,611,288	4,535,321
Bank premises and equipment, net	69,830	69,567	68,929
Goodwill and other intangibles	77,039	78,377	80,021
Other real estate owned	47,997	44,325	46,456
Other assets	355,512	321,249	315,232

Total assets	$7,328,686	$7,298,377	$7,093,098

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$984,160	$937,719	$884,912
Interest bearing	4,273,357	4,157,701	4,283,902
Total deposits	5,257,517	5,095,420	5,168,814
Borrowings	1,130,564	1,375,652	1,008,748
Other liabilities	192,845	81,481	165,597
Total liabilities	$6,580,926	$6,552,553	$6,343,159

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2011 and 2010;
100,000 shares issued in 2011 and 2010)	$97,718	$97,290	$96,886
Common stock (No par value; 20,000,000 shares authorized
in 2011 and 2010; 16,151,042 shares issued at June 30, 2011,
16,151,062 at December 31, 2010, and 16,151,086 at June 30, 2010)	301,203	301,204	301,206
Common stock warrants	4,406	4,473	4,761
Accumulated other comprehensive (loss) income, net of taxes	(10,175)	(1,868)	15,879
Retained earnings	432,341	422,458	427,236
Treasury stock (752,129 shares at June 30, 2011, 752,128 shares
at December 31, 2010, and 944,232 at June 30, 2010)	(77,733)	(77,733)	(96,029)
Total stockholders' equity	$747,760	$745,824	$749,939

Total liabilities and stockholders' equity	$7,328,686	$7,298,377	$7,093,098

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended			Six Months Ended
	June 30,	December 31,	June 30,	June 30,	June 30,
(in thousands)	2011	2010	2010	2011	2010

Assets

Cash and due from banks	$122,298	$119,982	$110,450	$121,324	$112,660
Money market instruments	21,239	84,379	94,669	24,078	110,146
Investment securities	2,002,676	1,707,321	1,814,859	1,986,901	1,826,563
Loans	4,743,696	4,695,257	4,604,481	4,743,387	4,610,944
Allowance for loan losses	127,682	118,101	120,424	126,108	118,857
Loans, net	4,616,014	4,577,156	4,484,057	4,617,279	4,492,087
Bank premises and equipment, net	69,554	70,299	69,286	69,723	69,419
Goodwill and other intangibles	77,404	78,823	80,469	77,734	80,920
Other real estate owned	46,823	53,424	46,127	47,298	44,061
Other assets	344,141	322,468	318,793	343,072	316,479

Total assets	$7,300,149	$7,013,852	$7,018,710	$7,287,409	$7,052,335

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$988,028	$959,685	$893,962	$972,132	$881,575
Interest bearing	4,301,872	4,161,547	4,288,551	4,273,720	4,327,568
Total deposits	5,289,900	5,121,232	5,182,513	5,245,852	5,209,143
Borrowings	1,171,827	1,041,920	1,013,006	1,205,310	1,024,382
Other liabilities	83,634	90,144	82,185	84,886	84,650
Total liabilities	$6,545,361	$6,253,296	$6,277,704	$6,536,048	$6,318,175

Stockholders' Equity:
Preferred stock	$97,595	$97,174	$96,770	$97,488	$96,670
Common stock	301,202	301,317	301,246	301,202	301,226
Common stock warrants	4,458	4,405	4,943	4,466	5,151
Accumulated other comprehensive (loss) income, net of taxes	(2,717)	11,169	15,217	(3,729)	17,676
Retained earnings	431,983	430,578	427,363	429,667	428,306
Treasury stock	(77,733)	(84,087)	(104,533)	(77,733)	(114,869)
Total stockholders' equity	$754,788	$760,556	$741,006	$751,361	$734,160

Total liabilities and stockholders' equity	$7,300,149	$7,013,852	$7,018,710	$7,287,409	$7,052,335

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2011	2011	2010	2010	2010
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$65,862	$65,454	$67,405	$67,123	$66,723
Interest on:
Obligations of U.S. Government, its agencies
and other securities	18,960	19,053	16,768	19,333	20,263
Obligations of states and political subdivisions	92	149	173	192	204
Other interest income	8	6	45	34	52
Total interest income	84,922	84,662	84,391	86,682	87,242

Interest expense:
Interest on deposits:
Demand and savings deposits	951	991	1,133	1,263	1,582
Time deposits	6,200	6,734	7,512	8,532	9,518
Interest on borrowings	7,749	7,624	7,248	7,442	7,421
Total interest expense	14,900	15,349	15,893	17,237	18,521

Net interest income	70,022	69,313	68,498	69,445	68,721

Provision for loan losses	23,900	13,500	20,448	14,654	13,250

Net interest income after provision for loan losses	46,122	55,813	48,050	54,791	55,471

Other income	13,236	13,171	14,745	17,530	16,647

Gain on sale of securities	15,362	6,635	45	-	3,515

Other expense:
Salaries and employee benefits	25,253	25,064	24,631	24,500	24,013
Occupancy expense	2,764	3,000	2,760	2,840	2,793
Furniture and equipment expense	2,785	2,657	2,615	2,624	2,564
Other expense	16,205	15,625	16,514	15,732	17,631
Total other expense	47,007	46,346	46,520	45,696	47,001

Income before income taxes	27,713	29,273	16,320	26,625	28,632

Income taxes	7,396	7,895	3,625	7,048	7,466

Net income	$20,317	$21,378	$12,695	$19,577	$21,166

Preferred stock dividends and accretion	1,464	1,464	1,452	1,452	1,451

Net income available to common shareholders	$18,853	$19,914	$11,243	$18,125	$19,715

Per Common Share:
Net income - basic	$1.22	$1.29	$0.73	$1.19	$1.30
Net income - diluted	$1.22	$1.29	$0.73	$1.19	$1.30

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2011	2011	2010	2010	2010
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$3,929	$3,722	$3,609	$3,314	$3,528
Service charges on deposits	4,525	4,245	4,853	5,026	5,092
Other service income	2,734	2,301	3,449	3,909	3,476
Checkcard fee income	3,251	2,976	3,068	2,900	2,765
Bank owned life insurance income	1,228	1,229	1,195	1,313	1,254
ATM fees	682	654	655	699	832
OREO devaluations	(5,257)	(4,394)	(5,971)	(1,555)	(1,919)
Other	2,144	2,438	3,887	1,924	1,619
Total other income	$13,236	$13,171	$14,745	$17,530	$16,647

Other expense:
Salaries and employee benefits	$25,253	$25,064	$24,631	$24,500	$24,013
Net occupancy expense	2,764	3,000	2,760	2,840	2,793
Furniture and equipment expense	2,785	2,657	2,615	2,624	2,564
Data processing fees	1,135	1,253	1,339	1,403	1,394
Professional fees and services	5,320	4,874	5,341	4,477	5,299
Amortization of intangibles	669	669	822	822	842
Marketing	728	623	968	840	946
Insurance	2,345	2,269	2,136	2,316	2,333
Communication	1,485	1,556	1,536	1,696	1,647
State taxes	488	457	622	865	838
Other	4,035	3,924	3,750	3,313	4,332
Total other expense	$47,007	$46,346	$46,520	$45,696	$47,001

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended		Year ended December 31,
(in thousands, except ratios)	June 30, 2011	March 31, 2011	2010	2009	2008

Allowance for loan losses:
Allowance for loan losses, beginning of period	$126,859	$121,397	$116,717	$100,088	$87,102
Charge-offs	42,005	10,399	66,314	59,022	62,916
Recoveries	1,433	2,361	6,092	6,830	5,415
Net charge-offs	40,572	8,038	60,222	52,192	57,501
Provision for loan losses	23,900	13,500	64,902	68,821	70,487
Allowance for loan losses, end of period	$110,187	$126,859	$121,397	$116,717	$100,088

General reserve trends:
Allowance for loan losses, end of period	$110,187	$126,859	$121,397	$116,717	$100,088
Specific reserves	32,810	47,287	43,459	36,721	8,875
General reserves	$77,377	$79,572	$77,938	$79,996	$91,213

Total loans	$4,710,513	$4,750,975	$4,732,685	$4,640,432	$4,491,337
Impaired commercial loans	200,400	238,959	250,933	201,143	141,343
Non-impaired loans	$4,510,113	$4,512,016	$4,481,752	$4,439,289	$4,349,994

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for quarterly periods)	3.43%	0.69%	1.30%	1.14%	1.32%
Allowance for loan losses as a % of period end loans	2.34%	2.67%	2.57%	2.52%	2.23%
General reserves as a % of non-impaired loans	1.72%	1.76%	1.74%	1.80%	2.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$238,690	$278,819	$289,268	$233,544	$159,512
Renegotiated loans	33	260	-	142	2,845
Loans past due 90 days or more	3,142	2,228	3,590	14,773	5,421
Total nonperforming loans	$241,865	$281,307	$292,858	$248,459	$167,778
Other real estate owned - Park National Bank	10,309	9,788	8,385	6,037	6,149
Other real estate owned - SE Property Holdings, LLC	32,638	13,004	-	-	-
Other real estate owned - Vision Bank	5,050	24,341	35,940	35,203	19,699
Total nonperforming assets	$289,862	$328,440	$337,183	$289,699	$193,626
Percentage of nonperforming loans to period end loans	5.13%	5.92%	6.19%	5.35%	3.74%
Percentage of nonperforming assets to period end loans	6.15%	6.91%	7.12%	6.24%	4.31%
Percentage of nonperforming assets to period end assets	3.96%	4.48%	4.62%	4.11%	2.74%

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended		Year ended December 31,
(in thousands, except ratios)	June 30, 2011	March 31, 2011	2010	2009	2008

Nonperforming Assets - Ohio-based operations:
Nonaccrual loans	$121,128	$115,476	$117,815	$85,197	$68,306
Renegotiated loans	33	260	-	142	-
Loans past due 90 days or more	2,162	2,228	3,226	3,496	4,777
Total nonperforming loans	$123,323	$117,964	$121,041	$88,835	$73,083
Other real estate owned - Park National Bank	10,309	9,788	8,385	6,037	6,149
Other real estate owned - SE Property Holdings, LLC	32,638	13,004	-	-	-
Total nonperforming assets	$166,270	$140,756	$129,426	$94,872	$79,232
Percentage of nonperforming loans to period end loans	2.97%	2.86%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to period end loans	4.01%	3.41%	3.16%	2.39%	2.08%
Percentage of nonperforming assets to period end assets	2.53%	2.15%	1.99%	1.54%	1.29%

Nonperforming Assets - Vision Bank:
Nonaccrual loans	$117,562	$163,343	$171,453	$148,347	$91,206
Renegotiated loans	-	-	-	-	2,845
Loans past due 90 days or more	980	-	364	11,277	644
Total nonperforming loans	$118,542	$163,343	$171,817	$159,624	$94,695
Other real estate owned	5,050	24,341	35,940	35,203	19,699
Total nonperforming assets	$123,592	$187,684	$207,757	$194,827	$114,394
Percentage of nonperforming loans to period end loans	20.97%	26.06%	26.82%	23.58%	13.71%
Percentage of nonperforming assets to period end loans	21.87%	29.95%	32.43%	28.78%	16.57%
Percentage of nonperforming assets to period end assets	16.46%	23.40%	25.71%	21.70%	12.47%

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$278,819	$289,268	$233,544	$159,512	$101,128
New nonaccrual loans - Ohio-based operations	22,439	8,674	85,081	57,641	58,161
New nonaccrual loans - Vision Bank	2,980	5,994	90,094	126,540	83,588
Resolved nonaccrual loans	65,548	25,117	119,451	110,149	83,365
Nonaccrual loans, end of period	$238,690	$278,819	$289,268	$233,544	$159,512

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$289,090	$294,355	$304,534	$245,092	$171,310
Prior charge-offs	88,690	55,396	53,601	43,949	29,967
Remaining principal balance	200,400	238,959	250,933	201,143	141,343
Specific reserves	32,810	47,287	43,459	36,721	8,875
Book value, after specific reserve	$167,590	$191,672	$207,474	$164,422	$132,468

Vision Bank Commercial Land & Development (CL&D) Loan Portfolio Information:
CL&D loans	$111,054	$161,140	$170,989	$218,263	$251,443
Performing CL&D loans	64,207	79,080	84,498	132,380	191,712
Impaired CL&D loans	46,847	82,060	86,491	85,883	59,731
Specific reserve on impaired CL&D loans	11,763	25,543	23,585	21,802	3,134
Cumulative charge-offs on impaired CL&D loans	49,692	30,538	28,652	24,931	18,839
Specific reserves plus cumulative charge-offs	$61,455	$56,081	$52,237	$46,733	$21,973

Specific reserves plus cumulative charge-offs as a % of impaired CL&D loans plus cumulative charge-offs	63.7%	49.8%	45.4%	42.2%	28.0%